                              ARTHUR ANDERSEN LLP

                                                                   EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-79398, 33-79396, 33-94792, 33-94770 and
333-05621.


                                                /s/ Arthur Andersen LLP

Boston, Massachusetts
March 25, 1997